SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                JANUARY 14, 2005
                                (Date of Report)

                                NOVEMBER 17, 2004
                        (Date of Earliest Event Reported)

                          OEF CORPORATE SOLUTIONS, INC.
              (Exact Name of Registrant as Specified in its Charter)

            NEVADA                 333-96589           88-0514502
 (State or other jurisdiction  Commission File  (IRS Employer I.D. No.)
      of incorporation)             Number


                          132 NORTH EL CAMINO REAL #346
                               ENCINITAS, CA 92024
                     (Address of Principal Executive Offices)

                                  760-944-9010
                         (Registrant's Telephone Number)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  4.01  CHANGES  IN  ACCOUNTANTS

(a)   Previous  independent  accountants

     (i) On November 17, 2004, Weinberg & Company, P.A., resigned from its position as the Company's independent accountants.

     (ii) The audit reports of Weinberg & Company, P.A., for the year ended December 31, 2003 contained an opinion expressing substantial doubt as to ability to continue as a going concern. Those audit reports contained no other adverse opinion, disclaimer of opinion or modification of the opinion.

     (iii) OEF's Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its audit for the most recent fiscal year and the interim periods until the date of dismissal there have been no disagreements with Weinberg & Company, P.A., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Weinberg & Company, P.A.,. would have caused them to make reference thereto in their report on the financial statements.

     (v) During the two most recent fiscal years and the interim period until the date of dismissal there have been no reportable events (as defined in regulation S-K Item 304 (a)(1)(v)).

     (vi) OEF has requested that Weinberg & Company, P.A., furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an exhibit to this form 8-K.

(b)     New  Independent  Accountants

On December 17, 2004, the board of directors voted to engage Hawkins Accounting, to audit its financial statements for the year ended December 31, 2004. OEF consulted Hawkins Accounting during the two most recent fiscal years regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was rendered on the OEF's financial statements, and written reports and oral advise was provided to OEF by concluding there was an important factor to be considered by OEF in reaching a decision as to an accounting, auditing or financial issue. In the past two years OEF has not consulted Hawkins Accounting on any matter that was either the subject of a disagreement, as that term is defined in Item 304
(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304
(a)(1)(v)  of  Regulation  S-K.

As clarification, Hawkins Accounting was the Company's auditor prior to year ended December 31, 2003. Hawkins Accounting then became associated with Weinberg. Hawkins Accounting discontinued his association with Weinberg September 30, 2004.


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ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

EXHIBIT  NO.                    TITLE
------------                    -----

     1               Letter  from  Weinberg  &  Company,  P.A.



                                    SIGNATURES


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          OEF CORPORATE SOLUTIONS, INC.




DATE:  January  14,  2005


                    By: /s/  Natalie  Shavaran
                    -----------------------------------
                    Natalie  Shahvaran
                    CEO  and  Chief  Financial  Officer


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